UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐ ☐	Preliminary Proxy Statement Definitive Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 12, 2014.

Meeting Information
FRANKLIN RESOURCES, INC.	Meeting Type:	Annual Meeting
	For holders as of:	January 14, 2014
Date: March 12, 2014 Time: 10:00 AM PT
Location: H.L. JAMIESON AUDITORIUM
ONE FRANKLIN PARKWAY, BUILDING 920
SAN MATEO, CA 94403
ONE FRANKLIN PARKWAY	Directions: Visit our website at www.franklintempleton.com/retail/pages/ generic_content/global_nav/contact_us/pub/offices_us.jsf
Admission Ticket - Not Transferable
You are receiving this communication because you hold shares in the company named above.
SAN MATEO, CA 94403-1906

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you plan to attend the Annual Meeting, please present this notice to gain admittance to the meeting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

Nominees:

	1a.	Samuel H. Armacost

	1b.	Peter K. Barker

	1c.	Charles E. Johnson

	1d.	Gregory E. Johnson

	1e.	Rupert H. Johnson, Jr.

	1f.	Mark C. Pigott

	1g.	Chutta Ratnathicam

	1h.	Laura Stein

	1i.	Anne M. Tatlock

	1j.	Geoffrey Y. Yang

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.

3.	To approve the adoption of the Franklin Resources, Inc. 2014 Key Executive Incentive Compensation Plan.

4.	To approve by advisory vote, the compensation of the Company’s named executive officers.

The Board of Directors recommends you vote AGAINST the following proposal:

5.	A stockholder proposal, if properly presented at the Annual Meeting.